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                                                                   Exhibit 10.35

                      AMENDMENT TO COLLABORATION AGREEMENT

         THIS AMENDMENT TO COLLABORATION AGREEMENT (this "Amendment"), effective as of July 3, 2000 (the "Effective Date"), is entered into between CELL MATRIX, INC., f/k/a Bio-Management, Inc., a Nevada corporation ("CMI"), having a place of business at Four Hook Road, Sharon Hill, PA 19079, and APPLIED MOLECULAR EVOLUTION, INC., f/k/a Ixsys, Inc., a Delaware corporation ("AME"), having a place of business at 3520 Dunhill Street, San Diego, CA 92121.

                                    RECITALS

         A. The parties have entered into the Collaboration Agreement effective as of November 29, 1999 (the "Agreement"). All terms used, but not defined, in this Amendment shall have the respective meanings set forth in the Agreement.

         B. The parties now desire to amend the Agreement in certain respects on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties hereby amend the Agreement and otherwise agree as follows:

         1.       AMENDMENTS.

         CMI shall have the right (in its sole discretion), exercisable by giving AME express written notice of such exercise prior to August 15, 2000, to extend the Program Term with respect to the following Candidate Molecules: mAb XL313 and mAb FM155, for the period commencing on the date within ninety (90) days following the date AME timely receives such notice of exercise from CMI and continuing for the subsequent seven (7) months.

         2.       MISCELLANEOUS.

                  2.1 Continuing Effect. This Amendment shall be effective for all purposes as of the Effective Date. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

                  2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                  2.3 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

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         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment effective as of the Effective Date.

APPLIED MOLECULAR EVOLUTION, INC.                CELL MATRIX, INC.

By:    /s/ Lawrence E. Bloch                     By:   /s/ Raymond A. Mirra, Jr.
   ------------------------------                   ----------------------------

Name:  Lawrence E. Bloch, M.D.                   Name:   Raymond A. Mirra, Jr.

Title: Chief Financial Officer and               Title:  Ceo
       Vice President of Business Development